Exhibit 99.5 - Receiver's First Report to Court

IN THE IOWA DISTRICT COURT FOR SCOTT COUNTY

IN RE JUDICIAL DISSOLUTION OF	)	Law No. 116517
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EAST FORK BIODIESEL, LLC,	)	RECEIVER'S FIRST REPORT TO COURT AND REQUEST FOR AUTHORITY TO PAY VARIOUS FEES AND EXPENSES
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      The undersigned, Terrence A. Kilburg, as Receiver in the above captioned matter, (hereinafter "Receiver"), for Receiver's First Report to Court and Request for Authority to Pay Various Fees and Expenses states as follows:
1.           On August 3, 2010, East Fork Biodiesel, LLC (hereinafter "EFB") filed its "Application for Judicial Dissolution Pursuant to Iowa Code Section 490A.1302" (hereinafter the "Application") with the Court.
2.           On August 25, 2010, the Court entered its "Conditional Decree of Judicial Dissolution Pursuant to Iowa Code Section 490A.1302 Entered Without Prejudice to Objections Pursuant to Notice and Bar Date Provisions; Order Requiring Notice to Members and Interested Persons and Setting Bar Date for Objection; Order Appointing Receiver", (hereinafter "Decree") in the above matter.
3.           On August 27, 2010, the Receiver filed his Receiver's Oath and Receiver's Bond in this matter.  Since on or about August 27, 2010, the undersigned has proceeded to perform the duties and obligations of the Receiver as contemplated by the Decree, Iowa Code Chapter 680 and Iowa Code Chapter 490A, Subchapter XIII, regarding the wind up of EFB's affairs and liquidation of EFB.

4.           As required by the Decree, the Receiver has arranged for the publication of the Decree in the Algona Upper Des Moines newspaper and in the Des Moines Register newspaper as required by the Decree.  Proof of Publication in the Des Moines Register was filed with the Clerk of Court in this matter on September 17, 2010.  Proof of Publication in the Algona Upper Des Moines newspaper was filed with the Clerk of Court in this matter on September 29, 2010.
5.           As required by the Decree, a copy of the Application and of the Decree was provided to EFB's members and to its creditors by ordinary mail, with mailing completed on or before August 31, 2010.   Such mailing to known claimants was completed on August 27, 2010 as evidenced by "Affidavit of Mailing of Application and Decree to Known Claimants" as filed herein on September 17, 2010.  Such mailing to EFB's members was completed on August 31, 2010 as evidenced by "Affidavit of Mailing Regarding Application, Bar Date and Order to Members" filed herein on September 17, 2010.  Copies of the Application and Decree were mailed on August 31, 2010 to an additional three (3) known claimants as evidenced by "Affidavit of Mailing Regarding Notice to Three (3) Additional Known Claimants" filed herein on September 17, 2010.
6.           As contemplated by the Decree, such publications and mailings were timely completed and any member of EFB and any other interested person was allowed to make written objection to the judicial dissolution of EFB by filing such objection with the Clerk of this Court on or before October 20, 2010 (the "Bar Date").  No such objection was timely filed.  Accordingly, as provided in the Decree, the August 25, 2010 Decree thus becomes final without requirement of further notice or hearing.

7.           Further, the Receiver has proceeded to provide notice pursuant to Iowa Code § 490A.1302 regarding filing of claims to known claimants on August 26, 2010 as evidenced by "Affidavit of Mailing Regarding Notice to Known Claimants" filed herein on September 17, 2010.  Further, notice pursuant to Iowa Code § 490A.1302 was provided to three (3) additional known claimants on August 31, 2010 as evidenced by "Affidavit of Mailing Regarding Notice to Three (3) Additional Known Claimants" filed herein on September 17, 2010.  Pursuant to these notices, any claims to be asserted by such known claimants must be sent to and received by the Receiver on or before December 24, 2010 (or on or before December 29, 2010 as to the additional three (3) known claimants who were sent notice on August 31, 2010).
8.           The property of EFB in the hands of the Receiver is listed on the accounting attached to this Report and marked as Exhibit A.  As noted therein, the Receiver has taken control of Debtor's deposit accounts at Iowa State Bank, Zion Savings Bank, EverBank and Farmers State Bank and the total cash balance on hand as of October 20, 2010 is $190,955.65.  The Receiver has collected various funds owing to EFB, including $100,000 owing from Farm Credit, $50,757 in return of premium on property insurance policy issued by Chubb Insurance, and sale to REG of certain methanol inventory held at EFB's plant.  (EFB's plant was in a foreclosure proceeding and was sold to Farm Credit Service at Sheriff's Sale held on September 7, 2010).  Further, the Receiver is seeking recovery of other assets, including, but not limited to, insurance refunds.  Further, it was necessary for Receiver to pay certain expenses, including expenses related to the member mailing required by the Decree, the payment of the Receiver bond required by the Decree and the payment of certain tax obligations owing to the U.S. Treasury and to Iowa Work Force Development arising from EFB's payroll in the quarter ended September 30, 2010, all as outlined in the Exhibit A report.  Given the requirements of the

Decree regarding the member mailing and the Receiver bond, it was appropriate that said expenses be immediately incurred and there was no opportunity to obtain  prior approval of such expenditures by this Court.   Receiver requests that the disbursements shown on the Exhibit A accounting be approved by the Court.
    9.           The Receiver is entitled to fees for services as Receiver in this matter.  The Receiver's fee claim is in the amount of $12,300.00 (being total hours of 61.5 hrs. x $200 per hour) for the services rendered during the period from August 25, 2010 through October 22, 2010 and total disbursements in the amount of $29.00, which fees and disbursements are itemized on Exhibit B attached hereto and herein incorporated by this reference.  The Receiver seeks total fees and disbursements in the amount of $12,329.00.  The Receiver believes that said fees and disbursements are reasonable in the circumstances and should be paid.
    10.           The firm of Lane & Waterman LLP has acted as attorneys for EFB in petitioning for the receivership and in filing necessary securities filings with the federal Securities Exchange Commission and has further acted as attorneys for the Receiver.  Attached hereto, marked Exhibit C and herein incorporated by this reference, is the detailed accounting of fees and disbursements owing to Lane & Waterman LLP for the months of August 2010 through September 2010.  Lane & Waterman LLP seeks payment in the total amount of $34,762.78 (being $33,545.50 fees and $1,217.28 disbursements).  Compensation is sought at the usual hourly rates for the various partners, associates and paralegals working on the matters, all as set forth on the attached billing statements.  The Receiver has reviewed said fees and disbursements and believes they are reasonable in the circumstances and should be paid.
    11.           The Receiver, in transitioning the business affairs of EFB from the prior officers to the Receiver, has enlisted the assistance of the former CEO of EFB, Chris Daniel d/b/a  DCD

Management & Consulting.  During the period extending from September 1, 2010 to October 10, 2010, DCD Management & Consulting provided four (4) hours of work at $150.00 per hour, for a total of $600.00 due from the receivership.  Attached hereto, marked Exhibit D  and herein incorporated by this reference, is a detailed accounting of the fees owing to  DCD Management & Consulting.  The Receiver believes that said fees are reasonable in the circumstances and should be paid.
    12.           In connection with the winding up and liquidation of the affairs of EFB by the Receiver, the Receiver has determined that it is necessary for EFB to file a final Federal and State income tax returns and related form K-1 income tax statements to members.  Historically RSM McGladrey, Inc. ("McGladrey") has prepared EFB's tax returns and K-1 statements.  At the Receiver's request, McGladrey has provided a proposal for the preparation of the final tax return for EFB, related research and technical issues related to the final return, and for the K-1 mailing to members.  Attached hereto and marked  Exhibit E is a copy of McGladrey's proposal in the amount of $19,800.00, which includes $15,000.00 for tax return preparation, $3,000.00 for research and technical issues related to the final return, and $1,800.00 for the K-1 mailing.  The Receiver believes that McGladrey's proposal is reasonable in the circumstances and Receiver hereby seeks authority from the Court authorizing Receiver to retain the services of McGladrey for the matters set forth in Exhibit E.
    WHEREFORE, Receiver requests that this Receiver's First Report be approved by the Court and that Receiver's acts in administering the  receivership be approved, including, but not limited to, the receipt and disbursement of funds as listed in the attached Exhibit A; that the Receiver be authorized to pay the sum of $12,329.00 to the Receiver for the services rendered to the receivership as set forth in Exhibit B; that the Receiver be authorized to pay the sum of

$34,762.78 to Lane & Waterman LLP in payment for the services rendered to the receivership as set forth in Exhibit C; that the Receiver be authorized to pay the sum of $600.00 to Chris Daniel d/b/a DCD Management & Consulting in payment of the services rendered to the receivership as set forth in Exhibit D to this report; that the Receiver be authorized to retain RSM McGladrey, Inc. to prepare the 2010 tax return for EFB and to perform the related services for the receivership for the proposed sum of $19,800.00 as set forth in the Exhibit E proposal from McGladrey; and that the Court make such other and further orders as may be proper in the circumstances.

Terrence A. Kilburg, Receiver

STATE OF IOWA	)
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COUNTY OF SCOTT	)

The undersigned, Terrence A. Kilburg, being the duly appointed Receiver in the above case, deposes and states that he has read the above and foregoing Receiver's First Report, knows the contents thereof and that the report is true and correct as he verily believes.

Terrence A. Kilburg, Receiver

Subscribed and sworn to before me, a Notary Public in and for said County and State by the said Terrence A. Kilburg, Receiver, on this 26th day of October, 2010.

This report prepared by:

Terry M. Giebelstein
LANE & WATERMAN LLP
220 N. Main Street, Suite 600
Davenport, IA  52801
Telephone:  (563)333-6614
Facsimile:   (563)324-1616
Email:  tgiebelstein@l-wlaw.com

Copy to:

Terrence A. Kilburg
4218 Stone Haven Drive
Bettendorf, IA  52722

EXHIBIT A

	East Fork Biodiesel, LLC
	Accounting by the Receiver of all cash accounts

	Date of Appointment	8/25/2010
	Date of this Accounting	10/20/2010

	Name of Financial Institution	Iowa State Bank	Zion Savings Bank	EverBank	Farmers State Bank	Total
	Account Number	134163	658369905	960026711	20134705

Date of Activity	Description

8/25/2010	Cash Balance August 25, 2010	26,076.83	77.55	1,925.71	503.78	28,583.87

8/31/2010	US Postmaster, postage for Member mailing	(1,048.59)				(1,048.59)
8/31/2010	Fidlar, printing and processing of Member mailing	(1,488.66)				(1,488.66)
9/3/2010	Ruhl & Ruhl, receiver bond	(1,000.00)				(1,000.00)

9/8/2010	Farm Credit, consideration for Turnover Agreement	100,000.00				100,000.00
9/15/2010	US Treasury, refund of prior year 940 overpayment	99.53				99.53
9/27/2010	Interest Income				0.12	0.12
9/27/2000	Transfers funds to Iowa State Bank	503.90			(503.90)	-
9/27/2000	Chubb, return of premium on property policy	50,757.00				50,757.00
9/27/2010	REG, sale of Methanol	15,116.90				15,116.90
10/18/2010	US Treasury, 3Q 941	(58.76)				(58.76)
10/18/2010	Iowa Workforce Development, 3Q Iowa Unemployment	(5.76)				(5.76)

10/20/2010	Cash Balance October 20, 2010	188,952.39	77.55	1,925.71	-	190,955.65